--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 20, 2001

                Advanta Business Receivables Corp., as Transferor on behalf of Advanta Business Card Master Trust
               (Exact Name of Registrant as Specified in Charter)

            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


                       Advanta Business Receivables Corp.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


Attention: General Counsel
639 Isbell Road
Suite 390
Reno, Nevada                                                      89509
------------------------------------------               -----------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (775) 823-3080
                                                         -----------------------

         (Former name or former address, if changed since last report)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Item 7.    Financial Statements and Exhibits


           The following exhibit is furnished herewith:

21 Monthly Servicer's Certificate issued on March 20, 2001 relating to the Series 2000-B and 2000-C Asset Backed Notes, prepared by the Servicer and sent to the Indenture Trustee pursuant to Section 5.03(a) of the Series 2000-B and 2000-C Indenture Supplements dated as of August 1, 2000 and November 1, 2000 respectively, covering the period of February 1, 2001 through February 28, 2001.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ADVANTA BUSINESS CARD MASTER TRUST

                                     By: Advanta Bank Corp., as attorney-in-fact

                                     By:    /s/ Kirk Weiler
                                         ------------------------------------
                                     Name:  Kirk Weiler
                                     Title: Vice President



                                     ADVANTA BUSINESS RECEIVABLES CORP.

                                     By:    /s/ Mark Shapiro
                                         ------------------------------------
                                     Name:  Mark Shapiro
                                     Title: Treasurer


Dated: March 20, 2001

                                  Exhibit Index


Exhibit No.                                                                  Page
-----------                                                                  ----
   21.1       Monthly Servicer's Certificate dated March 20, 2001 prepared by the Servicer and sent to the Indenture Trustee pursuant to Section 5.03(a) of the Series 2000-B and 2000-C Indenture
              Supplement covering the period of February 1, 2001 through
              February 28, 2001.